                                     EXHIBIT 10.1


                          [PRIME COMPANIES, INC. LETTERHEAD]



                                  November 16, 1998


Yorkshire Capital, Ltd.
18 Harbour Road, Central Plaza, Suite 4703
Wanshai, Hong Kong

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Yorkshire Capital, Ltd. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Yorkshire Capital, Ltd. 102,438 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer